SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) June 17, 2005

(Date of earliest event reported) June 14, 2005

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2005, ONEOK, Inc. (the “Company”) entered into an Underwriting Agreement with Citigroup Global Markets Inc. and UBS Securities LLC as representatives of the several underwriters described therein in which the Company agreed to sell $800 million of notes, comprised of $400 million in 10-year maturities with a coupon of 5.20 percent and $400 million in 30-year maturities with a coupon of 6.00 percent. The transaction was consummated June 17, 2005. The notes were issued under the Company’s Registration Statement on Form S-3, as amended (SEC Registration No. 333-82717), including the Company’s Prospectus, dated April 15, 2003, as supplemented by a Prospectus Supplement dated June 14, 2005. The attached Exhibits to this Form 8-K contain additional documents relating to this transaction.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 14, 2005, among the Company and Citigroup Global Markets Inc. and UBS Securities LLC as representatives of the several underwriters.

1.2	Price Determination Agreement, dated as of June 14, 2005, among the Company and Citigroup Global Markets Inc. and UBS Securities LLC as representatives of the several underwriters.

4.1	Second Supplemental Indenture, dated June 17, 2005, between the Company and SunTrust Bank, as Trustee.

4.2	Form of 5.20% Notes due 2015 (included in Exhibit 4.1).

4.3	Third Supplemental Indenture, dated June 17, 2005, between the Company and SunTrust Bank, as Trustee.

4.4	Form of 6.00% Notes due 2035 (included in Exhibit 4.3).

5.1	Opinion of Gable & Gotwals.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson.

23.1	Consent of Gable & Gotwals (contained in 5.1 above).

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson (contained in 5.2 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: June 17, 2005	By:	/s/ Jim Kneale
Jim Kneale Executive Vice President – Finance and Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 14, 2005, among the Company, Citigroup Global Markets Inc. and UBS Securities LLC as representatives of the several underwriters.

1.2	Price Determination Agreement, dated as of June 14, 2005, among the Company, Citigroup Global Markets Inc. and UBS Securities LLC as representatives of the several underwriters.

4.1	Second Supplemental Indenture, dated June 17, 2005, between the Company and SunTrust Bank, as Trustee.

4.2	Form of 5.20% Notes due 2015 (included in Exhibit 4.1).

4.3	Third Supplemental Indenture, dated June 17, 2005, between the Company and SunTrust Bank, as Trustee.

4.4	Form of 6.00% Notes due 2035 (included in Exhibit 4.3).

5.1	Opinion of Gable & Gotwals.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson.

23.1	Consent of Gable & Gotwals (contained in 5.1 above).

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson (contained in 5.2 above).